SYMBOLLON PHARMACEUTICALS, INC.

SUBSCRIPTION DOCUMENTS

SYMBOLLON PHARMACEUTICALS, INC.

Subscription Documents and Procedure

Each prospective investor for the Securities of Symbollon Pharmaceuticals, Inc. is required to complete, execute and return to the Company the following documents:

1.  SUBSCRIPTION AGREEMENT:  Please complete all open lines, date and sign the signature page (page 12).

2.  ACCREDITED INVESTOR CERTIFICATION:  Please complete the Accredited Investor Certification, as appropriate, and sign the Certification on page ii.

3.  SELLING SECURITYHOLDER QUESTIONNAIRE:  Please complete, date and sign the Purchaser Questionnaire on page iv.  All items on pages i-iv must be completed.

4.  Return the above completed documents, to:

Symbollon Pharmaceuticals, Inc.
37 Loring Drive
Framingham, MA 01702
Attn:  Paul Desjourdy, President

5.         Deliver a check made payable to “Symbollon Pharmaceuticals, Inc.” in the amount of the purchase price for the Units being purchased, at the rate of $0.70 per Unit, with the above completed documents or pay via wire transfer, to:

Bank:                                           Fleet Bank
Address:                                   478 Main Street
                    Medfield, MA 02052
ABA:                                           011000138
Account No.:                                           4600092582
For the account of:                                           Symbollon Pharmaceuticals, Inc.
Name of Subscriber:                                           [Insert Investor Name]

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made as of this ____ day of ___________, 2007 between Symbollon Pharmaceuticals, Inc., a Delaware corporation with its principal offices at 37 Loring Drive, Framingham, MA 01702 (the "Company"), and the undersigned (the "Subscriber").

WHEREAS, the Company desires to issue and sell in a private placement to accredited investors (the “Offering”) up to 4,000,000 units (“Units”), each consisting of one share of Class A common stock, par value $.001 per share (the “Common Stock”) and one common stock purchase warrant (the “Warrant”).  The Units are being offered at $0.70 per share, or for an aggregate purchase price of up to $2,800,000.  Each Warrant entitles the holder to purchase one share of common stock at a price of $1.00 per share for a period of five years from the date of issuance, substantially in the form set forth as Attachment V to the Confidential Private Placement Memorandum, dated September 20, 2007, as it may be supplemented and amended (the “Memorandum”), relating to the Offering.  The Offering is being conducted on a “best efforts” basis by the Company, and completion of the Offering is not subject to the purchase of a minimum number of shares.  All funds will be deposited directly in the treasury of the Company.   The shares sold in the Offering and Warrants are sometime hereinafter referred to as the “Securities”.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.           SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of Units set forth upon the signature page hereof at a price equal to $0.70 per Unit, and the Company agrees to sell such number of Units for said purchase price.  Subscriptions will be accepted only for an even number of Units – no fractional Warrants will be issued.  The purchase price is payable by (i) check made payable to Symbollon Pharmaceuticals, Inc., or (ii) wire transfer in accordance with the wire transfer instructions set forth above, contemporaneously with the execution and delivery of this Subscription Agreement.  The Subscriber understands however, that this purchase  of Securities is contingent upon the Company acceptance of the subscription.  This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement and the Memorandum.

1.2           The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company has had only limited operations, minimal revenues and requires substantial funds in addition to the proceeds of this private placement, (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities, (iii) he may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited; and (v) in the event of a disposition, an investor could sustain the loss of his entire investment.

1.3           The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Accredited Investor Questionnaire, and  that he is able to bear the economic risk of an investment in the Securities.

1.4           The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Securities and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

1.5           The Subscriber acknowledges receipt and careful review of the Memorandum (which includes certain Risks Factors relating to the Company and this Offering), the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the period ended June 30, 2007 and a Proxy Statement for the 2007 annual meeting of stockholders of the Company (collectively, the "Offering Documents"), and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know, that all documents which could be reasonably provided have been made available for his inspection and review; and  that such information and documents have, in his opinion, afforded the Subscriber with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

1.6           The Subscriber hereby acknowledges that this Offering has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Securities are being purchased for his own account, for investment and not for distribution or resale to others.  The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

1.7           The Subscriber understands that the shares of Common Stock, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants (the shares of Common Stock sold in the Offering and the shares of Common Stock issuable upon exercise of the Warrants collectively shall be referred to as the “Shares”), have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention.  In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.  The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

1.8           The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.  The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability.  The Subscriber understands and hereby acknowledges that the Company is under no obligation (and does not intend) to register the Warrants under the Act, and is under no obligation to register the Shares under the Act except as set forth in Article IV herein.  The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws").  The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Selling Securityholder Questionnaire and Accredited Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

1.9           The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Act  and setting forth or referring to the restrictions on transferability and sale thereof.

1.10           The Subscriber understands that the Company will review this Subscription Agreement, the Selling Securityholder Questionnaire and Accredited Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

1.11           The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

1.12           The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

1.13           The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent (including, without limitation, any placement agent or syndicate participant), employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.14           If the Subscriber is a Georgia resident, the Subscriber hereby acknowledges that the Securities have been sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973.

1.15           If the Subscriber is a Florida resident, the Subscriber may have the right, to the extent provided in Section 517.061(11)(a)(5) of the Florida Securities Act, to withdraw his subscription for the purchase and receive a full refund of all monies paid.  Such right of withdrawal may be exercised prior to the expiration of three business days after the later to occur of (A) payment of the purchase has been made to Symbollon or its agent or (B) communication of the right of withdrawal to the Florida resident.  Withdrawal will be without any further liability to any person.  To accomplish this withdrawal, a Subscriber need only send a letter or telegram to Symbollon at our address set forth herein indicating his intention to withdraw.  Such letter or telegram should be set and postmarked prior to the end of the aforementioned third business day.  It is advisable to send such letter by certified mail, return receipt requested, to ensure that it is received and also to evidence the time it was mailed.  If the request is made orally, in person or by telephone to an officer of Symbollon, a written confirmation that the request has been received should be requested.

1.16           The Company may pay brokerage commissions, finders’ fees and/or similar compensation to certain third parties (the “Placement Agents” or “Agents”) of up to a 10.0% cash compensation and Warrants equal to 10.0% of the shares of Common Stock issued (the “Placement Agent Warrants”), to the extent permitted by applicable law.  The Agents did not prepare any of the information to be delivered to prospective investors in connection with the Offering and do not make any representation or warranty concerning the accuracy or completeness of such information.  Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase Securities.

II.           REPRESENTATIONS BY THE COMPANY

Except as otherwise described in the SEC Documents (as defined below), including any documents incorporated by reference therein or exhibits referenced or attached thereto, the Company hereby represents and warrants to each of the Subscriber as follows immediately prior to the Closing:

2.1           Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise) or prospects of the Company ("Material Adverse Effect").  The Company does not have any subsidiaries.  Complete and correct copies of the certificate of incorporation (the "Certificate of Incorporation") and bylaws (the "Bylaws") of the Company as in effect on the Effective Date have been filed by the Company with the SEC.  The Company has all requisite corporate power and authority to carry on its business as now conducted.

2.2           Capitalization.  The authorized capital stock of the Company consists of (i)  93,750,000 shares of Class A Common Stock, of which 12,585,254 shares are outstanding on the date hereof, 1,250,000 shares of Class B Common Stock and 5,000,000 shares of preferred stock .  The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and were not issued in violation of any preemptive or similar rights to subscribe for or purchase securities.  Except for (i) options to purchase up to  2,527,500 shares of Common Stock or other equity awards issued to employees and consultants of the Company pursuant to the employee benefits plans disclosed in the SEC Documents and (ii) warrants to purchase up to 5,257,806 shares of Common Stock, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.  There are no voting agreements or other similar arrangements with respect to the Common Stock to which the Company is a party.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.  The Company does not maintain any pension benefit plan, or other retirement plan, subject to the Employee Retirement Income Security Act.

2.3           Authorization.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated herein has been taken.  When executed and delivered by the Company, this Subscription Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles.  The Company has all requisite corporate power to enter into this Subscription Agreement and to carry out and perform its obligations under the terms of this Subscription Agreement.

2.4           Valid Issuance of the Shares.  The Shares being purchased by the Subscribers hereunder and upon exercise of the Warrants will, upon issuance pursuant to the terms hereof and thereof, be duly authorized and validly issued, fully paid and nonassessable.  No preemptive rights or other rights to subscribe for or purchase the Company's capital stock exist with respect to the issuance and sale of the Securities by the Company pursuant to this Subscription Agreement, except for any such right disclosed in the SEC Documents.  No further approval or authority of the stockholders or the Board of Directors of the Company shall be required for the issuance and sale of the Securities by the Company, or the filing of the Registration Statement by the Company, as contemplated in this Subscription Agreement. The Shares and Warrants will, upon issuance pursuant to the terms hereof and thereof, be free and clear from any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or otherwise acquire any interest or any claim, restriction or covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).

2.5           Financial Statements.  As of their respective dates, the financial statements of the Company included in the SEC Documents (as defined in Section 2.6 below) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as permitted pursuant to Regulation G promulgated under the Exchange Act, or (ii) in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments).

2.6           SEC Documents.  The Company has filed all reports, schedules, forms, statements (collectively, and in each case including all exhibits, financial statements and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the SEC) required to be filed by it with the SEC through the date of the Memorandum, and the Company will file, on a timely basis, all similar documents with the SEC during the period commencing on the date of the Memorandum and ending on the termination of the Offering (all of the foregoing being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied or will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document.

2.7           Consents.  All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Subscription Agreement and the consummation of the transactions contemplated herein have been obtained and will be effective as of the Closing Date.

2.8           No Conflict.  The execution and delivery this Subscription Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture, franchise, license or other agreement or instrument to which the Company is a party or by which it or its property is bound or (iii) any judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its respective properties or assets.

2.9           Nasdaq Stock Market.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the Nasdaq Stock Market Over-the-Counter Bulletin Board ("OTCBB") under the ticker symbol "SYMBA.OB."  The Company has taken no action designed to remove, or which, to the Company's knowledge, is likely to have the effect of, suspending or terminating the quotation of the Common Stock on the OTCBB.  The Company shall comply with all requirements, if any, of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the issuance of the Shares and Conversion Stock and the quoting of the Shares and Conversion Stock (when issued) on the OTCBB.

2.10           Absence of Litigation.  There is no action, suit or proceeding or, to the Company’s knowledge, any investigation, pending, or to the Company’s knowledge, threatened by or before any court, governmental body or regulatory agency against the Company that is required to be disclosed in the SEC Documents and is not so disclosed.  The Company has not received any written or oral notification of, or request for information in connection with, any formal or informal inquiry, investigation or proceeding from the SEC or the NASD.  The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Subscription Agreement or the right of the Company to execute, deliver and perform under same.

2.11           Offering. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would require the offer, issuance or sale of the Securities, as contemplated by this Subscription Agreement, to be registered under Section 5 of the Securities Act.

2.12           Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares and the Warrants, will not be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

2.13           No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock.

2.14           No Violations. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, or is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably expected to have a Material Adverse Effect.

2.15           Accountants.  Vitale, Caturano & Company, Ltd., who issued their report with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 into the Registration Statement and the prospectus which forms a part thereof, are an independent registered public accounting firm as required by the Securities Act.

2.16           Disclosure.  Neither this Subscription Agreement, any of the schedules or exhibits hereto, nor any other document or certificate provided by the Company to the Subscribers in connection herewith contains any untrue statement of a material fact or, when considered as a whole, omits a material fact necessary to make the statements contained herein, in light of the circumstances in which they were made, not misleading.

III.           TERMS OF SUBSCRIPTION

3.1           The subscription period will begin on September 20, 2007 and will terminate upon the earlier to occur of (i) the sale of all of the Securities or (ii) 11:59 PM Eastern time on October 19, 2007 unless (in the sole discretion of the Company) extended by the Company for an additional period, not to exceed December 19, 2007, or earlier terminated by the Company (the "Termination Date").  The Securities are offered on a "best efforts" basis, and the acceptance of subscriptions is at the discretion of the Company.  The minimum subscription per subscriber shall be 10,000 Units ($7,000); provided, however, that smaller investments may be accepted at the discretion of the Company.

3.2           Placement of the Securities may be made by the Placement Agents, who will receive up to (i) a placement fee in the amount of 10% of the purchase price of the Securities placed by them and (ii) Placement Agent Warrants equal to 10.0% of the shares of Common Stock sold by them.

3.3           Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Company in its bank account.  If the Company, in its sole discretion, rejects this subscription for purchase of Securities, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof.  Sale of the Securities shall occur in upon acceptance by the Company of such Subscriber’s subscription.  Closings are not subject to the purchase of a minimum number of Securities.

3.4           The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to such Subscriber pursuant to this Subscription Agreement either to the residential or business address indicated in the Selling Securityholder Questionnaire, or as instructed by the Placement Agents.

3.5           The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agents.

IV.           REGISTRATION RIGHTS

4.1           Registration.  The Company hereby agrees with the holders of the Securities, or their permitted transferees (collectively, the "Holders") who shall have agreed in writing with the Company to be bound by the provisions hereof applicable to the Holders, to use its best efforts to file within sixty (60) days following the final closing of this Offering a registration statement under the Act covering the resale of the Shares included in the Offering and issuable upon exercise of the Warrants (the "Registrable Securities") by the Holders and to use its best efforts to have such registration statement declared effective within 120 days of the final closing of this Offering.

4.2           Registration Procedures.  In connection with the registration of Registrable Securities under the Act pursuant to Section 4.1, the Company will use its commercially reasonable best efforts to:

(a)           prepare and file with the SEC a registration statement with respect to such securities, and cause such registration statement to become effective, and to cause the same to remain effective for such period as may be reasonably necessary to effect the sale of such securities, provided that such period need not extend beyond the date that all the Registrable Securities are eligible for sale under Rule 144 under the Act (the "Registration Termination Date").

(b)           prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, but not beyond the Registration Termination Date.

(c)           furnish to the security holders participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as they may reasonably request in order to facilitate the public offering of such securities;

(d)           register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e)           notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f)           notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(g)           prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder,

(h)           prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(i)           advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

4.3           Expenses.

(a)           With respect to the registration pursuant to Section 4.1 hereof, all fees, costs and expenses of and incidental to such registration (as specified in paragraph (b) below) shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of any underwriting discount and commissions and transfer taxes.

(b)           The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified, including blue sky legal fees and expenses of Company counsel.  Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

4.4           Indemnification.

(a)           To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 4.1, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(b)           Each holder of Registrable Securities included in a registration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter and any person which controls such underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter and any person which controls such underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter or controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by, arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof (ii) such holder’s failure to sell the Registrable Securities only pursuant to and in the manner contemplated by the Registration Statement, including the Plan of Distribution section contained therein, and otherwise in compliance with the prospectus delivery requirements of such Act or (iii) violations of the Securities Act arising solely from the holder’s request to remove the legends from the Registrable Securities prior to a sale of the Registrable Securities pursuant to a Registration Statement, Rule 144 of the Securities Act, or any other exemption from registration under the Securities Act.

(c)           Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

4.5           Additional Provisions.

(a)           Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a registration statement contemplated by Section 4.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  The Company agrees to use its best efforts to promptly prepare and file any such supplemented or amended prospectus that may be required.

(b)           Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 4.1 during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (B) any period, not to exceed one 60-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure  that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

(c)           As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article IV.

(d)           Each Holder hereby covenants with the Company (1) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(e)           Each Holder acknowledges and agrees that the unregistered Registrable Securities sold pursuant to the Registration Statement described in this Article V are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such unregistered Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the unregistered Registrable Securities have been sold in accordance with such Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

(f)           Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g)           At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

V.           MISCELLANEOUS

5.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its address set forth on the first page hereof, Attention: Paul C. Desjourdy, President and to the Subscriber at his address indicated on the last page of this Subscription Agreement.  Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2           This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

5.3           This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4  Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.  The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in Boston, Massachusetts and they hereby submit to the exclusive jurisdiction of the courts of The Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in the District of Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

5.5           This Subscription Agreement may be executed in counterparts.  Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

5.6           The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

5.7           It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

[The remainder of this page left intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

______________________________ Signature of Subscriber(s)	______________________________
______________________________ Name of Subscriber(s) [please print]	______________________________
______________________________ Address of Subscriber(s)	______________________________
______________________________ Social Security of Taxpayer Identification Number of Subscriber(s)	______________________________
______________________________ Number of Units Subscribed For

* If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:
The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

_________________________________
By:  Authorized Officer
Subscription Accepted:

SYMBOLLON PHARMACEUTICALS, INC.

By:______________________________________
Paul C. Desjourdy,
President and Chief Executive Officer

Date:  _______________, 2007

Selling Securityholder Questionnaire

1.           Your identity and background as the Beneficial Holder of Common Stock

(a)	Your full legal name: ____________________________________________________________

(b)	Citizenship: ___________________________________________________________________

(c)	Social Security No. or Taxpayer ID No.: ____________________________________________

(d)	Your address:

Address:  __________________________________________________________________

__________________________________________________________________________

(e)
Full legal name of person through which you hold the Common Stock only if different than as set forth in Item 1(a) above (i.e. name of your broker or the DTC participant, if applicable, through which your shares of Common Stock are held):

Name of broker:  _______________________________________________________________

DTC No.:  _____________________________________________________________________

Contact Person:  _______________________________________________________________

Telephone No.:  ________________________________________________________________

2.           Your Relationship with Symbollon

(a)
Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with Symbollon (or its predecessors or affiliates) within the past three years?

           Yes
           No

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with Symbollon:

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

3.           Your interest in the Common Stock

(a)	State the total number of shares you expect to purchase in connection with the proposed sale of Common Stock by Symbollon:

_____________________________________________________________________________

i

(b)	Do you beneficially own1 any securities of Symbollon other than the securities you will receive in connection with the proposed sale of Common Stock by Symbollon?

           Yes
           No

(c)	If your answer to Item 3(b) above is yes, state the type, the aggregate amount or number of shares of such other securities of Symbollon beneficially owned by you:

Type:  ________________________________________________________________________

Aggregate Amount/Number of Shares:  ______________________________________________

CUSIP No(s).:  _________________________________________________________________

Holder of record:  _______________________________________________________________

Note:  List separately shares held of record jointly with another person, in a fiduciary capacity or in a name other than your own.  Attach additional sheets and itemize, if necessary.

(d)
Do you have both sole voting power and sole investment power with respect to all the shares to be purchased in the proposed sale of Common Stock by Symbollon and any shares already beneficially owned by you?

           Yes
           No

(e)
If your answer to Item 3(d) above is no, provide information in the space below with respect to why you do not have sole voting power and sole investment power, including the number of shares as to which you do not have sole voting or investment power.

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(f)	Do you wish to disclaim beneficial ownership of any of the shares of Common Stock (either to be purchased in the proposed offering or currently owned) that are described above?

           Yes
           No

(g)
If your answer to Item 3(f) is yes, provide information in the space below with respect to why you wish to disclaim beneficial ownership, including the number of shares as to which beneficial ownership is disclaimed.

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(h)	Do you have the right to acquire beneficial ownership of any shares of Common Stock within 90 days?

           Yes
           No

(i)
If your answer to Item 3(h) is yes, state the number of shares as to which you have the right to acquire beneficial ownership within 90 days in the space provided below and describe the date and circumstances under which you have any such right of acquisition.

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(j)
At the time of your receipt of the Common Stock upon the completion of the proposed sale of Common Stock, will you have any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock?

           Yes
           No

(k)	If your response to Item 3(j) above is yes, please describe such agreements or understandings:

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

4.           Beneficial Ownership

(a)	Is the beneficial holder of the Common Stock (whether now held or to be purchased) an SEC-reporting company?

           Yes
           No

(b)	If your answer to Item 4(a) above is no, name the natural person(s) who exercise voting or investment control over the Common Stock and give their current titles with respect to the Beneficial Owner:

Name(s) of Natural Person(s) and Title(s):  ___________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

1 NOTE:  For purposes of this question, shares are considered “beneficially owned” by a person if the person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such shares.  “Voting power” is the power to vote or direct the voting of the shares, and “investment power” is the power to dispose of (or direct the disposition of) the shares.

5.           Plan of Distribution

The Shelf Registration Statement will include a section with respect to various plans of distribution that a Selling Securityholder might utilize to offer and sell the Common Stock of such Selling Securityholder utilizing the prospectus that is part of the Shelf Registration Statement.  The proposed “Plan of Distribution” to be included in the Shelf Registration Statement is attached as Exhibit A hereto.

Please review the proposed Plan of Distribution.  If you anticipate utilizing the prospectus to offer or sell the Common Stock in a manner that is not contemplated by the Plan of Distribution, state any exceptions here:

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

6.           NASD Affiliates and Associates

(a)
Are you, any of your affiliates or any member of your immediate family2 a member of The National Association of Securities Dealers, Inc. (“NASD”) or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

           Yes
           No

(b)
If your response to Item 6(a) above is no, are you, any of your affiliates or any member of your immediate family an “affiliate” of a member of the NASD or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

           Yes
           No

NOTE:  For the purposes of this Item 6(b), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such NASD member or broker-dealer, but excludes any individuals who are merely employed by such NASD member or broker-dealer or its affiliates.

(c)
If your response to Item 6(a) above is no, are you, any of your affiliates or any member of your immediate family an “associate” of an NASD member or a broker-dealer registered pursuant to Section 15 of the Exchange Act?

           Yes
           No

NOTE:  For the purposes of this Item 6(c), an “associate” of an NASD member or a registered broker-dealer shall include any sole proprietor, partner, officer, director or branch manager of such NASD member or registered broker-dealer, any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who, directly or indirectly, controls or is controlled by such NASD member or registered broker-dealer (including, for example, as an employee thereof), whether or not such person is registered or exempt from registration with the NASD.

(d)	If your response to Item 6(c) above is yes, describe the nature of the relationship between you and each broker-dealer or broker-dealer associate.
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(e)	Do you or any of your affiliates own stock or other securities of any NASD member or registered broker-dealer or any affiliate thereof?

           Yes
           No

(f)	If your response to Item 6(e) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or affiliate and the percentage ownership).
.
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(g)	Have you or any of your affiliates made any subordinated loan to any NASD member or registered broker-dealer?

           Yes
           No

(h)
If your response to Item 6(g) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or affiliate, the amount of the loan and interest payable, and applicable dates)

.
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(i)	Please identify any of the following relationships you have with any NASD member:

Advisor                                           □
Officer                                           □
Director                                           □
Trustee                                           □
Founder                                           □
Registered Representative                                                                □
5% Stockholder                                           □
Employee                                           □
Immediate Family                                           □
Broker/Dealer                                           □
Promoter                                           □
Consultant                                           □
Finder                                           □
Bridge Lender                                           □
General Partner                                           □
Limited Partner                                           □
Equity Investor                                           □
Client or Customer                                           □
Subordinated Debt Holder                                                                □
Other                                           □

v

(j)	If you identified any of the relationships referred to in Item 6(i), please describe in detail the nature of any such relationship and the NASD member.

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(k)  Do you have any oral and/or written agreements with any NASD member or registered broker-dealer or any person associated with such NASD member or registered broker-dealer concerning the disposition of your securities of the Company?

           Yes
           No

(l)
If your response to Item 6(k) above is yes, please briefly describe the facts (including the names of the NASD member or broker-dealer or associate), and attach copies of any written agreements or correspondence describing such arrangement.

.
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

*   *   *

Certain legal consequences arise from being named as a Selling Securityholder in the Shelf Registration Statement and the related prospectus.  Accordingly, beneficial owners of Common Stock are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Shelf Registration Statement and the related prospectus.

The undersigned acknowledges its obligation to comply with the provisions of the Securities Exchange Act of 1934 and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Common Stock pursuant to the Shelf Registration Statement.  The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In the event that the undersigned transfers all or any portion of the Symbollon Common Stock after the date on which the information in this Subscription Agreement and Selling Securityholder Questionnaire is provided to Symbollon, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

The undersigned agrees to promptly notify Symbollon of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof.

The undersigned understands that the information in this Subscription Agreement and Selling Securityholder Questionnaire will be relied upon by Symbollon in connection with the preparation or amendment of the Shelf Registration Statement or related prospectus.

By signing below, the undersigned represents that the information provided herein is accurate and complete.

Once this Subscription Agreement and Selling Securityholder Questionnaire is executed by the undersigned beneficial holder and received by Symbollon, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of Symbollon and shall be governed in all respects by the internal laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, I have executed this Selling Securityholder Questionnaire this _________ day of ___________ 2007, and declare that it is truthful and correct to the best of my knowledge.

____________________________________
Signature of Prospective Investor

____________________________________
Signature of Prospective Investor

Company or Entity Name

By:

Title:

         (If an entity list name or title)

2   Immediate family includes your parents, mother-in-law, father-in-law, spouse, sibling, brother-in-law or sister-in-law, children, son-in-law or daughter-in-law, and any other individual who is supported to a materiel extent by you.

Accredited Investor Questionnaire

The undersigned hereby represents and warrants that he, she or it is an “Accredited Investor” within the meaning of Regulation D of the Securities Act based upon the fact that he, she or it satisfies at least one of the following requirements (check all that apply):

____
(1) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

____	(2) he or she is a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000;

____
(3) it is a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

____	(4) it is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

____
(5) it is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

____
(6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____	(7) it is an entity in which all of the equity owners are Accredited Investors under any of paragraphs (1) through (6) above.

The undersigned represents that:

(a)  the undersigned has received and carefully reviewed the information furnished relating to Symbollon and any other materials relating thereto that the undersigned has requested;

(b)  the undersigned has had an opportunity to ask questions of and receive answers from the authorized representatives of Symbollon, and to review any relevant documents and records concerning the business of Symbollon and the terms and conditions of this investment, and that any such questions have been answered to the undersigned's full satisfaction;

(c)  no person or entity, other than Symbollon or its authorized representatives, has offered the securities to the undersigned;

(d)  the Common Stock will be acquired for the undersigned's own account for investment and not with a view toward subdivision, resale or redistribution thereof in a manner prohibited under the Securities Act, and the undersigned does not presently have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the undersigned to sell such securities; and

(e)  the undersigned has no contract, undertaking, agreement, understanding or arrangement with any person to sell, transfer, or pledge to any person any part or all of the securities which the undersigned is acquiring, or any interest therein, and have no present plans to enter into the same.

The undersigned understands that the information provided in this Accredited Investor Questionnaire will be relied upon by Symbollon in determining whether the offering of Common Stock is exempt from the registration requirements of the Securities Act and from applicable state securities laws.

By signing below, the undersigned represents that the information provided herein is accurate and complete and agrees that Symbollon may rely upon it.

The undersigned agrees to promptly notify Symbollon of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof.

Signature (Individual or Entity)*

Title (If Signed on Behalf of Entity)

Print Name

Date

*           Signature must match signature on Subscription Agreement.

EXHIBIT A

PROPOSED PLAN OF DISTRIBUTION

We are registering the shares of our common stock covered by this prospectus for the selling stockholders.  As used in this prospectus, "selling stockholders" includes the donees, pledgees, transferees or others who may later hold a selling stockholder's interest.  The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale.  A selling stockholder may, from time to time, sell all or a portion of its shares of common stock on the OTC Bulletin Board or on any national securities exchange or automated inter-dealer quotation system on which our common stock may be listed or traded, or in private transactions, or otherwise, at prices then prevailing or related to the current market price or at negotiated prices.  One or more underwriters on a firm commitment or best efforts basis may sell the shares of common stock directly or through brokers or dealers or in a distribution.  The methods by which the shares of common stock may be sold include:

o ordinary brokerage transactions and transactions in which the broker solicits purchasers or through market-makers;

o    a block trade (which may involve crosses) in which the broker or dealer engaged will attempt to sell the shares of common stock as agent, but may position and resell a portion of the block, as principal, to facilitate the transaction;

o purchases by a broker or dealer, as principal, and resales by such broker or dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o privately-negotiated transactions;

o    short sales or transactions in put or call options or other rights or hedging transactions (whether exchange-listed or otherwise) established after the effectiveness of the registration statement of which this prospectus is a part;

o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

o a combination of any such methods of sale; and

o any other method permitted pursuant to applicable laws.

In addition, any of the shares of common stock that qualify for sale pursuant to Rule 144 promulgated under the Securities Act of 1933 may be sold in transactions complying with that Rule, rather than pursuant to this prospectus.

A selling stockholder may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed, if required, an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholder under this prospectus.

A selling stockholder also may transfer the shares of common stock or its interest in other circumstances, in which case the transferees, pledgees or other successive successors in interest (including, without limitation, a purchaser of a selling stockholder’s interest) will be the selling beneficial owner for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment, if required, to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholder under this prospectus.

The selling stockholders and any broker-dealers or agents participating in the distribution of our shares may be deemed to be "underwriters" within the meaning of the Securities Act of 1933, and any commissions received by any broker-dealer or agent and profit on any resale of shares of common stock may be deemed to be underwriting commissions under the Securities Act of 1933.  Broker-dealers engaged by selling stockholders may arrange for other broker-dealers to participate in sales.  For sales to or through broker-dealers, these broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or the purchasers of the shares, or both.  The commissions received by a broker-dealer or agent may be in excess of customary compensation.  If a selling stockholder is deemed to be an "underwriter," the selling stockholder may have liability for the accuracy of the contents of this prospectus under the Securities Act of 1933.

At a time a particular offer of shares is made by a selling stockholder, a prospectus supplement, if required, will be distributed that will set forth the names of any underwriters, dealers or agents and any discounts, commissions and other terms constituting compensation from the selling stockholders and any other required information.

In connection with distributions of the selling stockholders' shares, or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or others prior to or after the effective time of the arrangement.  These broker-dealers may engage in short sales of shares or other transactions in the course of hedging the positions assumed by them or otherwise.  The selling stockholders may also:

o    sell shares short and redeliver shares to close out short positions,

o    enter into option or other transactions with broker-dealers or others that may involve the delivery to those persons the shares, and broker-dealers may resell those shares pursuant to this prospectus, and

o pledge the shares to a broker-dealer or others and, upon a default, these persons may effect sales of the shares pursuant to this prospectus.

We have advised the selling stockholders that open positions in shares of common stock covered by this prospectus prior to the registration statement, of which this prospectus is a part, being declared effective by the U.S. Securities and Exchange Commission may constitute a violation of Section 5 of the Securities Act of 1933.  Each selling stockholders advised us that it did not have an open position in the common stock covered by this prospectus at the time of its response to our inquiry.

In order to comply with securities laws of some states, if applicable, the shares of our common stock may be sold only through registered or licensed broker-dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and complied with.

The selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934 and its rules and regulations, including without limitation, Rule 102 under Regulation M.  We have advised the selling stockholders that the anti-manipulative provisions of Regulation M under the Securities Exchange Act of 1934 may apply to their sales in the market and have informed them that they must deliver copies of this prospectus.  We are not aware, as of the date of this prospectus, of any agreements between any of the selling stockholders and any broker-dealers with respect to the sale of the shares of common stock covered by this prospectus.  These provisions may limit the timing of purchases and sales of our common stock by the selling stockholders.  All of the above may affect the marketability of our common stock.

The selling stockholders may offer all of the shares of our common stock for sale immediately.  Because it is possible that a significant number of shares could be sold at the same time under this prospectus, these sales, or that possibility, may have a depressive effect on the market price of our common stock.

We will receive none of the proceeds from the sale of the shares of common stock by the selling stockholders, except upon exercise of warrants presently outstanding.

We will pay all costs and expenses incurred in connection with the registration under the Securities Act of 1933 of the shares of common stock offered by the selling stockholders, including all registration and filing fees, listing fees, printing expenses, and our legal and accounting fees.  Each selling stockholder will pay all of its own brokerage fees and commissions, if any, incurred in connection with the sale of its shares of common stock.  In addition, we have agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act of 1933.

We cannot assure you, however, that any of the selling stockholders will sell any or all of the shares of common stock they may offer.